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                                                                   EXHIBIT 10.40



                      AMENDED AND RESTATED PLEDGE AGREEMENT

                  THIS AMENDED AND RESTATED PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of December 21, 1999, is made by BMC INDUSTRIES, INC., a Minnesota corporation (the "PLEDGOR"), to BANKERS TRUST COMPANY, as Collateral Agent (the "PLEDGEE") for the benefit of (i) the Lenders and the Agent under the Credit Agreement hereinafter referred to (such Lenders and the Agent are hereinafter called the "BANK CREDITORS") and (ii) if one or more Lenders or any Affiliate of a Lender enters into one or more (A) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (B) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (C) other types of hedging agreements from time to time (collectively, the "INTEREST RATE PROTECTION OR OTHER HEDGING AGREEMENTS"), with, or guaranteed by, the Pledgor, any such Lender or Lenders or Affiliate or Affiliates (even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason) so long as any such Lender or Affiliate participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "OTHER CREDITORS" and, together with the Bank Creditors, are hereinafter called the "SECURED CREDITORS"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor, the financial institutions from time to time party thereto, and Bankers Trust Company, as Agent (together with any successor agent, the "AGENT"), have entered into an Amended and Restated Credit Agreement, dated as of June 25, 1998, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "CREDIT AGREEMENT" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreements);

                  WHEREAS, the Pledgor may at any time and from time to time enter into, or guarantee obligations of its Subsidiaries under, one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

                  WHEREAS, it is a condition to each of the above-described extensions of credit that the Pledgor shall have executed and delivered this Agreement;

                  WHEREAS, the Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;



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                  WHEREAS, the Majority Lenders have consented to the execution of this Agreement and to the release of the pledge of the Pledge Agreement;

                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors to secure:

                           (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Loan Documents and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Loan Documents (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "CREDIT AGREEMENT OBLIGATIONS");

                           (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement, including all obligations of the Pledgor in respect of Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protections or Other Hedging Agreements are now in existence or hereafter arising, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "OTHER OBLIGATIONS");

                           (iii) any and all sums advanced by the Pledgee in accordance with the Loan Documents in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                           (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) , (ii) and (iii) above, after an Event of Default (as such term is defined in the Credit Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                           (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under
         Section 11 of this Agreement;


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all such obligations, liabilities, sums and expenses set forth in clauses (i)
through (v) of this SECTION 1 being herein collectively called the "OBLIGATIONS," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, the term "STOCK" shall mean (x) all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any Material Subsidiary which is a Domestic Subsidiary and (y) 65% of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any first tier Foreign Subsidiary which is a Material Subsidiary, (ii) the term "NOTES" shall mean Note B and all promissory notes issued in lieu thereof, and (iii) the term "SECURITIES" shall mean all of the Stock and the Notes. The Pledgor represents and warrants, as to the stock of Material Subsidiaries owned by the Pledgor and the Notes, that on the date hereof (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Part I of ANNEX A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Part I of ANNEX A hereto; (c) the Notes consist of the promissory notes described in Part II of ANNEX A hereto; and (d) the Pledgor is the holder of record and sole beneficial owner of the Stock, and there exist no options or preemptive rights in respect of any of such Stock. If and to the extent that the Pledgee receives or holds stock certificates representing more than 65% of the total combined voting power of all classes of capital stock of any first tier Foreign Subsidiary that is a Material Subsidiary entitled to vote, the Pledgee agrees to act as bailee (and not as a pledgee, the Pledgee hereby disclaiming any security interest in such portion except as otherwise provided in the last sentence of this SECTION 2) and custodian for the benefit of the Pledgor with respect to any portion of such capital stock representing more than 65% of the total combined voting power of all classes of capital stock of any such Foreign Subsidiary entitled to vote except as otherwise provided in the last sentence of this SECTION 2. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which would permit a pledge of 66% or more (or would be adjusted to permit a pledge of less than 66%) of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote without causing the undistributed earnings of such Foreign Subsidiary as determined for Federal income taxes to be treated as a deemed dividend to the Pledgor for Federal income tax purposes, then the 65% limitation set forth in clause (y) of the first sentence of this SECTION 2 shall no longer be applicable (or shall be adjusted as appropriate) and the Pledgor shall duly pledge and deliver to the Pledgee such of the Stock not theretofore required to be pledged hereunder or the Pledgee shall return such Stock as applicable.

                  3.  PLEDGE OF SECURITIES, STOCK, ETC.

                  3.1 PLEDGE. To secure the Obligations, and for the purposes set forth in SECTION 1 hereof, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined), (ii) pledges and deposits with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes, and accompanied by undated stock powers duly executed in blank by the Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities), or such other instruments of transfer as are


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acceptable to the Pledgee and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee as collateral security for the Obligations, upon the terms and conditions set forth in this Agreement.

                  3.2 SUBSEQUENTLY ACQUIRED SECURITIES. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will immediately pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes, and accompanied by undated stock powers duly executed in blank by the Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and any other foreign security documentation reasonably requested by Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a Responsible Officer of the Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. If any Domestic Subsidiary of Pledgor shall hereafter own capital stock of any Material Subsidiary, then Pledgor shall cause such Domestic Subsidiary to enter into a pledge agreement in substantially the form hereof, and shall deliver any other security documentation reasonably requested by Pledgee, in order to cause the stock of such Material Subsidiary to be pledged to the Pledgee for the benefit of the Lenders. Subject to the last sentence of SECTION 2, the Pledgor shall not be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote.

                  3.3 UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in SECTIONS 3.1 AND 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Stock promptly upon the reasonable request of the Pledgee. Subject to the last sentence of SECTION 2, the Pledgor shall not be required, at any time, to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote.

                  3.4 DEFINITIONS OF PLEDGED STOCK; PLEDGED NOTES; PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "PLEDGED STOCK;" and all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "PLEDGED NOTES;" all Pledged Stock and Pledged Notes together are called the "PLEDGED SECURITIES;" and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "COLLATERAL."


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                  4.  APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee
shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or result in breach of any covenant contained in this Agreement, the Credit Agreement, any other Loan Document or any Interest Rate Protection or Other Hedging Agreement (collectively, the "SECURED DEBT AGREEMENTS"), or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any Secured Creditor. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and SECTION 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends and distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the Pledgor which owns such Pledged Stock or Pledged Notes; PROVIDED, that all cash dividends payable in respect of the Pledged Stock which are reasonably determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee also shall be entitled to receive directly, and to retain as part of the
Collateral:

                      (a) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                      (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                      (c) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Subject to the last sentence of SECTION 2, the Pledgor shall not be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote. Nothing contained in this SECTION 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with
SECTION 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this SECTION 6 and SECTION 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds


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of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENTS OF DEFAULT. In case an Event of Default shall have occurred and be continuing, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                      (a) to receive all amounts payable in respect of the Collateral otherwise payable to the Pledgor under SECTION 6 hereof;

                      (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                      (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                      (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

                      (e) to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 15 business days' written notice of the time and place of any such sale shall be given to the Pledgor. Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.


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                  8.  REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or any Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement, or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without notice or demand.

                  9.  APPLICATION OF PROCEEDS.

                      (a) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral, the application of which is not otherwise provided for herein, shall be applied (after payment of any amounts payable to the Pledgee or the Agent pursuant to this Agreement or the Credit Agreement) in whole or in part by the Pledgee against all or any part of the Obligations in the following order: (i) first, to any fees, costs or other expenses due under the Loan Documents; (ii) next, to any interest due under the Loan Documents;
(iii) next, to any principal due under the Loan Documents and amount due under Interest Rate Protection and Other Hedging Agreements; and (iv) last, to any other Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to the Pledgor or otherwise disposed of in accordance with the UCC or other applicable law.

                      (b) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. The Pledgor agrees to indemnify and hold harmless the Pledgee and each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "INDEMNITEE," and collectively the "INDEMNITEES") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the


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exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee). If and to the extent that the obligations of the Pledgor under this SECTION 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY.

                      (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                      (b) The Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion to take any action and to execute any instrument required by paragraph (a) if Pledgor has failed to do so after demand by Pledgee.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement that each acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in ARTICLE X of the Credit Agreement.

                  14. TRANSFER BY PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants and covenants that (a) it is, or at the time when pledged hereunder will be, the legal, record and beneficial owner of, and has (or will have) good title to, all Securities pledged by it hereunder, subject to no Lien (except the Lien created by this Agreement); (b) it has full corporate power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed


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and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with (i) the execution, delivery or performance of this Agreement,
(ii) the validity or enforceability of this Agreement, (iii) the perfection or enforceability of the Pledgee's security interest in the Collateral or
(iv) except for compliance with or as may be required by applicable securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the exercise by the Pledgee of any of its rights or remedies provided herein;
(e) the execution, delivery and performance of this Agreement by the Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign or of the certificate of incorporation or by-laws of the Pledgor, or of any securities issued by the Pledgor or any of its Subsidiaries, or of any material mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (f) all the shares of the Stock have been duly and validly issued, are fully paid and nonassessable and are subject to no options to purchase or similar rights;
(g) each of the Pledged Notes to the extent issued by the Pledgor or any of its Subsidiaries constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge, collateral assignment and delivery to the Pledgee of the Securities (other than uncertificated securities) pursuant to this Agreement creates a valid and perfected first priority Lien in the Securities, and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Stock. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

                  16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and (except as provided in Section 18 hereof) shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC.

                      (a) If there shall have occurred and be continuing an Event of Default and acceleration of the Notes then, and in every such case, upon receipt by the Pledgor from the Pledgee of a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, the Pledgor as soon as practicable and at its expense will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, PROVIDED that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                      (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to SECTION 7 hereof, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem reasonably necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION; RELEASE.

                      (a) After the Termination Date (as defined below), this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth in SECTION 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor all such proper instruments as Pledgor may reasonably request acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "TERMINATION DATE" shall mean the earlier of (i) the first date occurring after December 31, 1998 on which Borrower's Most Recent Ratio of Consolidated Debt to Consolidated EBITDA as of the end of any two consecutive fiscal quarters is less than 2.25 to 1.0 or
(ii) the date upon which the Total Revolving Loan Commitment and all Interest Rate Agreement or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

                      (b) Notwithstanding anything to the contrary contained above, upon the presentment of satisfactory evidence to the Pledgee in its sole discretion that all obligations evidenced by any Pledged Note have been repaid in full, and that any payments received by the Pledgor were permitted to be received by the Pledgor pursuant to SECTION 6 hereof, the Pledgee shall, upon the request and at the expense of the Pledgor, duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such Pledged Note if same has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                      (c) In the event that any part of the Collateral is sold in connection with a sale permitted by SECTION 8.4 of the Credit Agreement or otherwise released at the direction of the Majority Lenders (or all Lenders if required by SECTION 11.1 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of SECTION 4.4 of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the

Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                      (d) At any time that the Pledgor desires that Collateral be released as provided in the foregoing sub-section (a), (b) or
(c), as the case may be, it shall deliver to the Pledgee a certificate signed by a Responsible Officer stating that the release of the respective Collateral is permitted pursuant to such subsection (a), (b) or (c), as the case may be.

                      (e) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this SECTION 18.

                  19. NOTICES ETC. All such notices and communications hereunder shall be personally delivered, sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service, or by prepaid telex, TWX or telegram (with messenger delivery specified in the case of a telegram), or by telecopier, and shall be deemed to be given for purposes of this Agreement on the date received if deposited in registered or certified mail, postage prepaid, and otherwise on the day that such writing is delivered or sent to the intended recipient thereof, or in the case of notice delivered by telecopy, upon completion of transmission with a copy of such notice also being delivered under any of the methods provided above. All notices and other communications shall be in writing and addressed as follows:

                  (a) if to the Pledgor:

                      BMC Industries, Inc.
                      One Meridian Crossings
                      Suite 850
                      Minneapolis, Minnesota 55423
                      Attn: Jeffrey J. Hattara
                      Telephone: (612) 851-6036
                      Telecopy:  (612) 851-6050

                  (b) if to the Pledgee, at:

                      Bankers Trust Company
                      One Bankers Trust Plaza
                      130 Liberty Street
                      14th Floor
                      New York, New York 10006
                      Attn: Douglas Dibella
                      Telephone: (212) 250-3301
                      Telecopy:  (212) 250-7351

                      with copies to:

                      Bankers Trust Company
                      233 South Wacker Drive
                      Suite 8400
                      Chicago, Illinois 60606

                      Attn:  John Anos
                      Telephone:  (312) 993-8141
                      Telecopy:   (312) 993-8162


                      Winston & Strawn
                      35 West Wacker Drive
                      Chicago, Illinois 60601
                      Attn: Charles B. Boehrer, Esq.
                      Telephone:  (312) 558-5600
                      Telecopy:   (312) 558-5700

                      (c) if to any Bank Creditor, either (x) to the Agent, at the address of the Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                      (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the written consent of the Majority Lenders or, to the extent required by
SECTION 11.1 of the Credit Agreement with the consent of each of the Lenders); PROVIDED, HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "CLASS" shall mean each class of Secured Creditors, I.E., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "REQUISITE CREDITORS" of any Class shall mean each of (A) with respect to the Credit Agreement Obligations, the Majority Lenders and (B) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  22. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor contained herein, in the other Loan Documents, in the Interest Rate Protection or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

                            [signature page follows]

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                       BMC INDUSTRIES, INC., as Pledgor


                                       By:   /s/Bradley D. Carlson
                                             ---------------------
                                       Name:   Bradley D. Carlson
                                               ------------------
                                       Title:  Treasurer
                                               ---------


                                       BANKERS TRUST COMPANY, as Pledgee

                                       By:  /s/Robert R. Telesca
                                            ---------------------
                                       Name:    Robert R. Telesca
                                               -----------------
                                       Title:    Assistant Vice President
                                               --------------------------

                                     ANNEX A
                                       TO
                                PLEDGE AGREEMENT

Part I.  PLEDGED STOCK

------------------- ---------------- -------------- -------------- ------------------ ------------------- --------------------
                                                                                                             PERCENTAGE OF
                                                                                                          OUTSTANDING SHARES
                        NAME OF         TYPE OF       NUMBER OF    NUMBER OF SHARES   SHARE CERTIFICATE    OF CAPITAL STOCK
 NAME OF PLEDGOR        ISSUING         SHARES         SHARES         OUTSTANDING           NUMBER
                      CORPORATION                    AUTHORIZED
------------------- ---------------- -------------- -------------- ------------------ ------------------- --------------------
BMC Industries,     Vision-Ease         common          1,000             100                 1                  100%
Inc.                Lens, Inc. (US)
------------------- ---------------- -------------- -------------- ------------------ ------------------- --------------------
BMC Industries,     Buckbee-Mears       common         100,000          20,000                1                   65%
Inc.                Holding
                    Company B.V.
------------------- ---------------- -------------- -------------- ------------------ ------------------- --------------------

Part II. PLEDGED NOTE

1. Note in a stated face amount of EURO 77,000,000 made by Buckbee-Mears Holding Company B.V. in favor of BMC Industries, Inc.